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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2014, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-194919) and related Prospectus of Ares Management, L.P. for the registration of common units, representing limited partner interests.

/s/ Ernst & Young LLP

Los Angeles, CA
April 3, 2014

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm